UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 27, 2017

WESTGATE ACQUISITIONS CORPORATION

(Exact name of registrant as specified in its charter)

                           Nevada

000-53084

           87-0639379

(State or other jurisdiction

 (Commission

  (IRS Employer

      of incorporation)

   File Number)

Identification No.)

2681 East Parleys Way, Suite 204, Salt Lake City, Utah 84109

(Address of principal executive offices)

Registrant's telephone number, including area code: (801) 322-3401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

FORM 8-K

4.01 Changes in Registrant’s Certifying Accountant

(a)

On November 27, 2017, our Board of Directors approved a resolution to dismiss Pinaki & Associates LLC (“Pinaki”) as the company’s independent registered public accounting firm.

With the exception of the inclusion of a modification as to the company’s ability to continue as a going concern, none of Pinaki’s reports on the company’s consolidated financial statements for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

We engaged Pinaki on February 9, 2017. During our fiscal years ended December 31 2016 and 2015 and through November 27, 2017, (i) there were no disagreements with Pinaki on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Pinaki’s satisfaction, would have caused Pinaki to make reference to the subject matter of such disagreements in its reports on the company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Pinaki with a copy of the foregoing disclosure and requested that Pinaki furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of the letter from Pinaki is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

On November 27, 2017, we engaged Heaton & Company PLLC (“Heaton”) as our new independent registered public accounting firm to audit the company’s consolidated financial statements as of December 31, 2016. Heaton will also perform a review of the unaudited consolidated quarterly financial statements to be included in our quarterly reports on Form 10-Q, which review will include financial quarters beginning with the quarter ending September 30, 2017.

During each of the company’s two most recent fiscal years and through the date of Heaton’s engagement, (a) the company has not engaged Heaton as either the principal accountant to audit the company’s financial statements, or as an independent accountant to audit a significant subsidiary of the company and on whom the principal accountant is expected to express reliance in its report; and (b) the company, or someone on its behalf, did not consult Heaton with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

16.1

Letter from Pinaki & Associates LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westgate Acquisitions Corporation

Date:  November 28, 2017

By:

S/ GEOFF WILLIAMS

Geoff Williams

Chief Executive Officer

Exhibit  16.1